The Marsico Investment Fund
Semi-Annual Report
April l4, 1998

Dear Fellow Shareholders:

You may be wondering why a semi-annual report for the Marsico Funds has reached your mailbox even though the Funds only began operations on December 31, 1997. With a September 30 fiscal year end, our semi-annual reports will always cover the six month period ending March 31. Obviously, we don't yet have six months worth of operating data, but we are extremely pleased with the performance we have demonstrated for the period ended March 31, 1998.

The stock market was strong during the first quarter of 1998 with the Dow moving up almost 900 points. The S&P 500 increased 13.9% during the quarter. The Marsico Funds significantly outperformed the S&P 500 for the quarter, posting unannualized gains of 23.1% in the Focus Fund and 19.6% in the Growth & Income Fund. Of course, prior performance is not an indication of future results.* The weighted average market capitalization of the stocks held in the portfolios during the quarter was in the range of $50 to $60 billion.

* Investment return and principal value of an investment in Marsico Funds will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Our top down-bottom up stock selection methodology was successful during the quarter. My team and I look at global political, social and economic trends to discover investment themes. From those themes, we target industries that can benefit from the trends we see occurring in the world. We then analyze companies in the selected industries to find those with strong fundamentals, consistent predictable earnings and strong management.

We like to consider ourselves information magnets. We talk frequently with our contacts worldwide--discussing matters ranging from the Asian crisis to the manner by which a seed can be genetically engineered. My team and I continue to have access to chief executive officers and chief financial officers of the various companies in which we invest or are thinking of investing. We prefer meeting at their offices so that we can get a feel for the dynamics of the company--from the factory floor to the executive suites.

As we examine global trends, we see the spread of capitalism in developing countries and an even greater capitalistic spirit in more mature countries where government run industries are becoming privatized. The decline in deficit spending worldwide has helped interest rates stay low. Oil prices have fallen dramatically. Although there are tight labor conditions in the unskilled market, we do not believe this will increase inflationary pressure, as salary increases are being offset with lower commodity prices and greater productivity.

In creating the portfolios during the first quarter of 1998, we looked for core holdings in companies that could take advantage of a lower interest rate environment, and which we believe demonstrate strong management and consistent predictable earnings growth. The pharmaceutical and financial service industries fit our criteria during the quarter. Over 14% of the Focus Fund and over 9% of the Growth & Income Fund were invested in the pharmaceutical industry. Our holdings in the Focus Fund and the Growth & Income Fund in some facet of the financial services industry (from money center banks to investment banking companies) were over 11% and 19%, respectively.

An example of our work in the pharmaceutical industry is our investment in Warner-Lambert. In January, Warner-Lambert announced that Resulin its drug to combat kidney disease had caused an increase in liver enzymes and had been pulled from the shelves in Europe. As a result, Wall Street analysts issued sells on the stock and Warner-Lambert's market capitalization dropped by over $8 billion. We were intrigued by these developments and thought it was important to explore the implications for investing in Warner-Lambert further. As a result, we contacted dialysis centers, kidney doctors, patients and others. We found that Resulin had improved the quality of life of those suffering from kidney disease and that the U.S. medical community was aware of the possibility of increased liver enzymes and was monitoring patients carefully. After our in-depth research, we bought the stock in this down cycle and within weeks it had appreciated considerably.

I have personally followed the financial services industry for over 18 years. Our investment in Merrill Lynch continues to be solid. Merrill Lynch is growing its global franchise with its acquisition of Mercury Asset Management in England and the brokerage offices of Yamaichi Securities in Japan. Merrill Lynch may be poised to take advantage of the European Union and the Big Bang in Japan as the financial markets there become deregulated.

The more aggressive portion of the portfolios benefited from stocks such as Dell Computer. Our in-depth knowledge of Dell has made us a believer in their finely tuned distribution systems and in their cash management abilities. Dell's inventory system not only significantly reduces inventory costs but also the probability of inventory obsolescence in the rapidly changing technology arena.

All in all we are very pleased with the portfolios we have developed. The gain in each portfolio was spread among virtually all the investments, not just a select few.

Winston Churchill once said, In an absorbing vocation, working hours are never long enough. Each day is a holiday, and ordinary holidays are grudged as enforced interruptions. Investing is my passion--there is nothing I would rather be doing. I, and my team, are all investors in the Marsico Funds with you. We understand that performance is critical to our success and yours.

We  hope  to  continue  the  trend  we  began  this  quarter  with   performance
significantly outpacing the S&P 500. We thank you for investing with us and hope that you will keep the Marsico Funds as a core holding in your portfolios.


Very truly yours,



Thomas F. Marsico
President

[Depicted alongside this letter is a three-column bar chart, and accompanying disclosure, illustrating total returns for the quarter ended 3/31/98 for the Marsico Focus Fund, the Marsico Growth & Income Fund, and the S&P 500 Composite Index. The disclosure accompanying this chart states: Returns shown are based on net change in NAV and are unannualized. Performance figures reflect fee waivers in effect and represent past performance which is no guarantee of future results. The S&P Composite is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The returns for this index do not reflect any fees or expenses. It is not possible to make a direct investment in an Index.]

                               MARSICO FOCUS FUND
                             Schedule of Investments
                                 March 31, 1998
                                   (Unaudited)

Number of Shares                                                    Value

                        COMMON STOCKS  94.80%
                        Agricultural Operations   4.24%
121,668                 Delta & Pine Land Company              $  6,326,736


                        Applications Software   3.92%
111,000                 PeopleSoft, Inc. *                        5,848,313

                        Automotive - Cars & Light
                        Trucks 18.79%
213,787                 Ford Motor Company                       13,856,070
180,000                 Ford Motor Company (when issued)          7,931,250
  7,975                 Volkswagen AG                             6,243,573

                                                                 28,030,893

                        Beverages - Non-Alcoholic   4.00%
162,649                 Coca-Cola Enterprises Inc.                5,967,185

                        Building - Residential/
                        Commercial 0.92%
 77,348                 M.D.C. Holdings, Inc.                     1,372,927

                        Chemicals - Diversified   3.59%
103,026                 Monsanto Company                          5,357,352

                        Computer Software   3.05%
 50,910                 Microsoft Corporation *                   4,556,445

                        Computers - Micro   8.03%
176,776                 Dell Computer Corporation *              11,976,574

                        Diversified Manufacturing
                        Operations 2.44%
 42,247                 General Electric Company                  3,641,163

                        Finance - Consumer Loans   2.26%
 77,190                 SLM Holding Corporation                   3,367,414

                        Finance - Investment
                        Bankers/Brokers   4.32%
 77,680                 Merrill Lynch & Company, Inc.           $ 6,447,440

                        Hotels & Motels   1.91%
 83,576                 Four Seasons Hotels, Inc.                 2,852,031

                        Machinery - Construction &
                        Mining 3.13%
 84,929                 Caterpillar Inc.                          4,676,403

                        Medical - Drugs   14.21%
110,943                 Pfizer Inc.                              11,059,630
 20,414                 Schering-Plough Corporation               1,667,569
 49,750                 Warner-Lambert Company                    8,473,047
                                                                 21,200,246

                        Money Center Banks   5.35%
 56,207                 Citicorp                                  7,981,394

                        Multimedia   4.20%
 86,920                 Time Warner Inc.                          6,258,240

                               MARISCO FOCUS FUND
                       Schedule of Investments (continued)
                                 March 31, 1998
                                   (Unaudited)

Number of Shares                                                     Value

                        Retail - Building Products   0.53%
 11,649                 The Home Depot, Inc.                        785,579

                        Retail - Discount   2.44%
 71,695                 Wal-Mart Stores, Inc.                     3,643,002

                        Telecommunication Equipment   7.47%
 40,447                 Lucent Technologies Inc.                  5,172,160
 92,467                 Northern Telecom Ltd.                     5,975,680
                                                                 11,147,840
                        Total Common Stocks
                        (cost $127,099,067)                     141,437,177

                        RIGHTS   0.10%
  7,975                 Volkswagen AG, expiring 4/7/98 *       $    144,878

                        Total Rights (cost $0)                      144,878

 Principal
 Amount
                        U.S. GOVERNMENT AGENCIES   3.22%
 $4,800,000             Federal Home Loan Bank, 5.65%, 4/1/98     4,800,000

                         Total U.S. Government Agencies
                        (cost $4,800,000)                         4,800,000

                        U.S. TREASURY BILLS   5.46%
 8,150,000              4/9/98                                    8,140,637

                        Total U.S. Treasury Bills
                        (cost $8,140,637)                         8,140,637

Number of
  Shares
                        SHORT-TERM INVESTMENTS   1.76%
2,624,531               SSgA Money Market Fund                    2,624,531

                          Total Short-Term Investments
                        (cost $2,624,531)                         2,624,531

                        Total Investments
                        (cost $142,664,235)   105.34%           157,147,223

                        Liabilities less Other Assets   (5.34)%  (7,962,411)

                        NET ASSETS   100.00%                   $149,184,812


                               MARSICO FOCUS FUND
                       Schedule of Investments (continued)
                                 March 31, 1998
                                   (Unaudited)

                           Forward Currency Contracts
                             Open at March 31, 1998


Currency Sold           Currency           Currency         Unrealized
and Settlement Date     Units Sold         Value in $US     Gain/(Loss)

German Deutschemark     894,273            $483,203         $9,781
4/8/98


Currency Purchased      Currency           Currency
and                     Units              Value in         Unrealized
Settlement Date         Purchased          $US              Gain/(Loss)

German Deutschemark     894,273            483,203          (11,155)
4/8/98

Total                                                       $(1,374)

        * Non-income producing
        See notes to financial statements.

                          MARSICO GROWTH & INCOME FUND
                             Schedule of Investments
                                 March 31, 1998
                                   (Unaudited)

Number of Shares                                                Value

                        COMMON STOCKS   92.07%
                        Aerospace and Defense   1.46%
 19,718                 AlliedSignal Inc.                   $  828,156

                        Aerospace and Defense -
                        Equipment 2.04%
  5,025                 Lockheed Martin Corporation             565,313
  6,375                 United Technologies Corporation         588,492
                                                              1,153,805

                        Agricultural Operations   3.34%
 36,340                 Delta & Pine Land Company             1,889,680

                        Airlines   2.65%
 50,725                 Southwest Airlines Company            1,499,558

                        Apparel Manufacturers   0.94%
 17,675                 Polo Ralph Lauren Corporation *         531,355

                        Applications Software   1.85%
 19,825                 PeopleSoft, Inc. *                    1,044,530

                        Automotive - Cars & Light
                        Trucks 8.19%
 37,703                 Ford Motor Company                    2,443,626
  2,800                 Volkswagen AG                         2,192,101
                                                              4,635,727

                        Beverages - Non-Alcoholic   2.27%
 35,058                 Coca-Cola Enterprises Inc.            1,286,190

                        Building - Residential/
                        Commercial 0.90%
 28,840                 M.D.C. Holdings, Inc.                   511,910

                        Chemicals - Diversified 2.46%
 26,784                 Monsanto Company                      1,392,768

                        Commercial Banks - Western U.S. 0.56%
  6,000                 Zions Bancorp                        $  315,750

                        Computer Software   2.60%
 16,417                 Microsoft Corporation *               1,469,321

                        Computers - Micro   4.54%
 37,932                 Dell Computer Corporation *           2,569,893

                        Direct Marketing   1.11%
 29,513                 PC Connection, Inc. *                   627,151

                        Diversified Manufacturing
                        Operations 2.58%
 16,950                 General Electric Company              1,460,878

                        Diversified Operations   1.48%
 10,851                 Textron, Inc.                           835,527

                        Finance - Consumer Loans   1.95%
 25,291                 SLM Holding Corporation               1,103,320

                        Finance - Investment
                        Bankers/Brokers   3.57%
 24,345                 Merrill Lynch & Company, Inc.         2,020,635

                        Finance - Mortgage Loan Banker   3.09%
 27,600                 Fannie Mae                            1,745,700

                        Finance - Other Services   3.16%
 35,760                 Newcourt Credit Group Inc.            1,788,000

                        Hotels & Motels   1.20%
 19,844                 Four Seasons Hotels, Inc.               677,177

                        Machinery -Construction &
                        Mining 2.11%
 21,728                 Caterpillar                           1,196,398

                          MARSICO GROWTH & INCOME FUND
                       Schedule of Investments (continued)
                                 March 31, 1998
                                   (Unaudited)

Number of Shares                                                 Value

                       Medical - Drugs   9.29%
 21,834                Pfizer Inc.                         $  2,176,577
 14,117                Schering-Plough Corporation            1,153,182
 11,313                Warner-Lambert Company                 1,926,745
                                                              5,256,504

                       Money Center Banks   3.46%
 13,772                Citicorp                               1,955,624

                       Multimedia   2.19%
 17,225                Time Warner Inc.                       1,240,200

                       Networking Products   1.66%
 13,700                Cisco Systems, Inc. *                    936,737

                       Office Furnishings - Original 2.12%
 32,925                Steelcase Inc., Class A*               1,201,762

                       Rental - Auto & Equipment 1.99%
 24,432                The Hertz Corp.                        1,123,872

                       Resorts & Theme Parks   4.61%
 45,000                Premier Parks, Inc. *                  2,610,000

                       Retail - Building Products   1.44%
 12,089                The Home Depot, Inc.                     815,252

                       Retail - Discount 1.49%
 16,619                Wal-Mart Stores, Inc.                    844,453

                       Retail - Drug Stores   0.29%
  4,729                Rite Aid Corporation                     161,968

                       Savings/Loan/Thrifts -
                       Eastern U.S.  0.38%
 10,400                Staten Island Bancorp, Inc. *            213,200

                       Super-Regional Banks   2.76%
  4,720                Wells Fargo & Company                 $1,563,500

                       Telecommunication Equipment   6.34%
 16,772                Lucent Technologies Inc.               2,144,720
 22,280                Northern Telecom Ltd.                  1,439,845
                                                              3,584,565

                       Total Common Stocks(cost $47,031,258) 52,091,066

                       RIGHTS   0.09%
  2,800                Volkswagen AG, expiring 4/7/98 *          50,867
                       Total Rights (cost $0)                    50,867

 Principal
 Amount
                       CORPORATE BONDS   0.54%
                       Building - Residential/
                       Commercial   0.54%
$ 300,000              M.D.C. Holdings, Inc., 8.375%, 2/1/08    303,750

                       Total Corporate Bonds (cost $298,794)    303,750

                         U.S. GOVERNMENT AGENCIES 8.84%
5,000,000              Federal Home Loan Bank, 5.65%, 4/1/98  5,000,000

                         Total U.S. Government Agencies
                           (cost $5,000,000) 5,000,000


Number of
  Shares
                        SHORT-TERM INVESTMENTS   2.19%
1,236,179               SSgA Money Market Fund                1,236,179

                          Total Short-Term Investments
                           (cost $1,236,179) 1,236,179

                          MARSICO GROWTH & INCOME FUND
                       Schedule of Investments (continued)
                                 March 31, 1998
                                   (Unaudited)

Number of                                                             Value
Shares
                        Total Investments
                        (cost $53,566,231)   103.73%             $ 58,681,862

                        Liabilities less Other Assets (3.73)%      (2,110,249)

                        NET ASSETS   100.00%                     $ 56,571,613

                        * Non-income producing
                        See notes to financial statements.


                           THE MARSICO INVESTMENT FUND
                      Statements of Assets and Liabilities
                                 March 31, 1998
                                   (Unaudited)

                                                              Growth &
                                                  Focus         Income
                                                   Fund           Fund

ASSETS:
        Investments, at value
        (cost $142,664,235 and $53,566,231,
        respectively)                        $157,147,223   $58,681,862
        Interest and dividends receivable          71,244        38,901
        Receivable for investments sold                 -       252,000
        Organizational expenses, net of
                accumulated amortization          102,201       102,201
        Prepaid expenses and other assets          29,494        22,717

        Total Assets                          157,350,162    59,097,681

LIABILITIES:
        Payable for investments purchased       8,008,290     2,430,000
        Accrued investment advisory fee            35,902         1,531
        Accrued distribution fee                   28,907         8,697
        Forward currency contracts                  1,374             -
        Accrued expenses and other liabilities     90,877        85,840

        Total Liabilities                       8,165,350     2,526,068

NET ASSETS                                   $149,184,812   $56,571,613

NET ASSETS CONSIST OF:
        Capital stock                        $     10,078   $     4,732
        Paid-in capital                       133,911,925    51,388,890
        Undistributed net investment income         4,831        21,349
        Accumulated net realized
          gain on investments
          and foreign currency transactions       776,364        41,011
        Net unrealized appreciation
          on investments and
          foreign currency translations        14,481,614     5,115,631

        Net Assets                           $149,184,812   $56,571,613

Shares Outstanding, $0.001 par value
        (unlimited shares authorized)          12,116,938     4,731,711

NET ASSET VALUE, REDEMPTION PRICE,
AND OFFERING PRICE PER SHARE
(NET ASSETS/SHARES OUTSTANDING)                    $12.31        $11.96

See notes to financial statements.


                           THE MARSICO INVESTMENT FUND
                            Statements of Operations
                        Three Months Ended March 31, 1998
                                   (Unaudited)

                                                              Growth &
                                                  Focus         Income
                                                   Fund           Fund

INVESTMENT INCOME:
        Interest                             $   144,752     $   67,909
        Dividends (net of $3,223 and $0
           of foreign withholding taxes)          97,100         39,155
        Total Investment Income                  241,852        107,064

                           THE MARSICO INVESTMENT FUND
                            Statements of Operations
                        Three Months Ended March 31, 1998
                                   (Unaudited)

                                                              Growth &
                                                  Focus         Income
                                                   Fund           Fund

EXPENSES:
        Investment advisory fees                 126,103         49,931
        Transfer agent fees and expenses          50,086         48,301
        Distribution fees                         37,089         14,686
        Printing and postage expenses             24,041         11,698
        Federal and state registration fees       23,555         21,718
        Fund administration fees                  19,626         15,411
        Custody and fund accounting fees          17,407         17,938
        Professional fees                         11,342         11,342
        Trustees' fees and expenses                8,840          8,840
        Amortization of organizational costs       5,624          5,624
        Miscellaneous                              3,944          3,824

        Total expenses before waiver             327,657        209,313
        Less reimbursement of expenses           (90,201)      (121,202)

        Net Expenses                             237,456         88,111

NET INVESTMENT INCOME                              4,396         18,953

REALIZED AND UNREALIZED GAIN:
        Net realized gain on investments
           and foreign currency transactions     773,357         39,965
        Change in unrealized appreciation
           on investments and
           foreign currency translations      14,481,614      5,115,631

        Net Gain on Investments               15,254,971      5,155,596

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                    $15,259,367     $5,174,549
        See notes to financial statements.


                           THE MARSICO INVESTMENT FUND
                       Statements of Changes in Net Assets
                        Three Months Ended March 31, 1998
                                   (Unaudited)

                                                              Growth &
                                                  Focus         Income
                                                   Fund           Fund


OPERATIONS:
       Net investment income                 $     4,396         18,953
       Net realized gain on investments
         and foreign currency transactions       773,357         39,965
       Change in unrealized appreciation
         on investments and foreign
         currency translations                14,481,614      5,115,631

       Net increase in net assets resulting
         from operations                      15,259,367      5,174,549

CAPITAL SHARE TRANSACTIONS:
       Proceeds from sale of shares          137,112,340     52,255,929
       Redemption of shares                   (3,236,895)      (908,865)

       Net increase from capital
          share transactions                 133,875,445     51,347,064

TOTAL INCREASE IN NET ASSETS                 149,134,812     56,521,613

NET ASSETS:
       Beginning of period                        50,000         50,000

       End of period (including $4,396
          and $18,953 of undistributed
          net investment income)            $149,184,812    $56,571,613

TRANSACTIONS IN SHARES:
       Shares sold                            12,402,120      4,809,143
       Shares redeemed                          (290,182)       (82,432)

       Net increase                           12,111,938      4,726,711

      See notes to financial statements.

                           THE MARSICO INVESTMENT FUND
                              Financial Highlights
                        Three Months Ended March 31, 1998
                                  (Unaudited)
               For a Fund share outstanding throughout the period.

                                                              Growth &
                                                  Focus         Income
                                                   Fund           Fund

Net Asset Value, Beginning of Period              $10.00        $10.00

Income from Investment Operations:
       Net investment income                           -             -
       Net realized and unrealized gains
          on investments                            2.31          1.96

       Total from investment operations             2.31          1.96

Net Asset Value, End of Period                     12.31        $11.96

Total Return (1)                                   23.10%        19.60%

Supplemental Data and Ratios:
Net assets, end of period (000s)                $149,185       $56,572
       Ratio of expenses to average net assets,
          net of waivers and reimbursements (2)     1.60%         1.50%
       Ratio of net investment income to average
          net assets, net of waivers
          and reimbursements (2)                    0.03%         0.32%
        Ratio of expenses to average net assets,
          before waivers and reimbursements (2)     2.21%         3.56%
        Ratio of net investment loss to average
          net assets, before waivers
          and reimbursements (2)                  (0.58)%       (1.74)%
        Portfolio turnover rate (1)                   28%           20%

        (1)Not annualized
        (2)Annualized

        See notes to financial statements.


                           THE MARSICO INVESTMENT FUND
                          Notes to Financial Statements
                                 March 31, 1998
                                   (Unaudited)

1. Organization

The Marsico Investment Fund (the "Trust") was organized on October 1, 1997 as a Delaware Business Trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. The Focus Fund and the Growth & Income Fund (collectively, the "Funds") are separate investment portfolios of the Trust. The Growth & Income Fund is diversified as defined in the 1940 Act; the Focus Fund is non-diversified. The Funds commenced operations after the close of business on December 31, 1997.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of investment income and expenses during the reporting period. Actual results could differ from those estimates.

(a) Investment Valuation - A security traded on a recognized stock exchange or quoted on Nasdaq is valued at the last sale price prior to the time when assets are valued on the principal exchange on which the security is traded or on Nasdaq. If no sale is reported on the valuation date, the most current bid price will be used. All other securities for which over-the-counter market quotations are readily available are valued at the most current bid price. Debt securities which will mature in more than 60 days are valued at prices furnished by a pricing service. Securities which will mature in 60 days or less are valued at amortized cost, which approximates market value. Any securities for which market quotations are not readily available are valued at their fair values determined in good faith by the Funds' investment adviser pursuant to guidelines established by the Board of Trustees.

(b) Organization Costs - Costs incurred by the Funds in connection with their organization, registration and the initial public offering of shares have been deferred and will be amortized over the period of benefit, but not to exceed five years. If any of the original shares of a Fund are redeemed by any holder thereof prior to the end of the amortization period, the redemption proceeds will be reduced by the prorata share of the unamortized expenses as of the date of redemption. The pro rata share by which the proceeds are reduced will be derived by dividing the number of original shares of the Funds being redeemed by the total number of original shares outstanding at the time of redemption.

(c) Repurchase Agreements - During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the market value of the repurchase agreement. The underlying collateral for all repurchase agreements is held by the Funds' custodian.

(d) Expenses - The Funds are charged for those expenses that are directly attributable to each portfolio, such as advisory and custodian fees. Expenses that are not directly attributable to a portfolio are typically allocated among the portfolios in proportion to their respective net assets.

(e) Federal Income Taxes - Each Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders which will be sufficient to relieve it from all or substantially all federal and state income and excise taxes.

(f) Distributions to Shareholders - Dividends from net investment income and net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Each Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of cetain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP. Accordingly, at March 31, 1998, reclassifications were recorded to increase undistributed net investment income by $435 and $2,396, increase accumulated net realized gain on investments by $3,007 and $1,046 and decrease paid-in capital by $3,442 and $3,442 in the Focus and Growth & Income Funds, respectively.

(g) Forward Currency Transactions and Futures Contracts - The Funds enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

Currency gain and loss is also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Futures contracts are marked to market daily and the resultant variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year end.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential liability of a counter party to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

The Funds may enter into "futures contracts" and "options" on securities, financial indices and foreign currencies, forward contracts, and interest rate swaps and swap-related products. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counter party will fail to perform its obligations.

(h) Other - Investment transactions are accounted for on a trade date plus one basis. Each Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recognized on an accrual basis.

3. Investment Advisory Agreement

The Funds have an agreement with Marsico Capital Management, LLC (the "Adviser") to furnish investment advisory services to the Funds. Under the terms of this agreement, the Adviser is compensated at the rate of 0.85% of the average daily net assets of each of the Focus and Growth & Income Funds, respectively. The Adviser has agreed to reimburse all expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) that exceed the expense limitation of 1.60% and 1.50% for the Focus and the Growth & Income Funds, respectively, until January 1, 1999. Expenses of $90,201 and $121,202 were reimbursed to the Focus and Growth & Income Funds, respectively.

4. Service and Distribution Plan

The Funds have adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of a Fund's average daily net assets.

5. Investment Transactions

The  aggregate   purchases  and  sales  of  securities,   excluding   short-term
investments, for the Funds for the three months ended March 31, 1998 were as follows:

                                                           Growth &
                                       Focus                 Income
                                        Fund                   Fund

Purchases                       $143,081,377            $51,644,132
Sales                             16,758,675              4,555,121


For the three months ended March 31, 1998, there were no purchases or sales of long-term U.S. government securities.

The cost of securities on a tax basis for the Focus and Growth & Income Funds is $142,684,742 and $53,589,502, respectively. At March 31, 1998, gross unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

                                                           Growth &
                                       Focus                 Income
                                        Fund                   Fund


Unrealized appreciation          $14,744,655            $ 5,188,540
(Unrealized depreciation)           (282,174)               (96,180)
Net unrealized appreciation
     on investments              $14,462,481            $ 5,092,360


This report is submitted for the general information of shareholders of the Marsico Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the Funds. The prospectus includes more complete information about management fees and expenses, investment objectives, risks and operating policies of the Funds. Please read the prospectus carefully.

Sunstone Distribution Services, LLC, Distributor

If you have questions about the Marsico Funds, call 1-888-860-8686.


 MA-410-0598Growth & Income Fund